UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              Current Report
                  Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 29, 2005



                     AMLI RESIDENTIAL PROPERTIES TRUST
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



         Maryland                 1-12784               36-3925916
      ---------------        -----------------      -------------------
      (State or other        (Commission File         (IRS Employer
      jurisdiction of             Number)           Identification No.)
      incorporation)



         125 South Wacker Drive, Suite 3100,
                  Chicago, Illinois                      60606
      ----------------------------------------         ----------
      (Address of principal executive offices)         (Zip Code)



                              (312) 443-1477
           ----------------------------------------------------
           (Registrant's telephone number, including area code)



                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.03(a)      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      On July 26, 2005 AMLI Residential Properties Trust amended the terms of its primary and secondary unsecured bank revolving lines of credit to increase the commitment amounts to $250 million and $20 million, respectfully; to extend the maturity dates for new three-year terms (with one-year extension options); and to modify the pricing structure and certain covenants.

      On July 26, 2005 AMLI Residential Properties Trust also modified the pricing structure and certain covenants of its $110 million unsecured bank term loan to better align the terms with those of the primary and secondary unsecured revolving lines of credit described above.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            1.1   Amended and Restated Credit Agreement dated as of
                  July 26, 2005 among AMLI Residential Properties, L.P., as Borrower, AMLI Residential Properties Trust, as General Partner, and the Lenders.

            1.2 Amendments to Term Loan Agreement made effective as of July 26, 2005 by and among AMLI Residential Properties, L.P. (the "Borrower"), AMLI Residential Properties Trust ("General Partner"), Wells Fargo Bank, N.A., individually and as "Agent," and one or more existing "Lenders".

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



                             AMLI RESIDENTIAL PROPERTIES TRUST

Dated:  July 29, 2005


                             By:   /s/ Charles C. Kraft
                                   -----------------------------------
                                   Name:  Charles C. Kraft
                                   Title: Principal Accounting Officer




















































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